================================================================================

                         CENTRAL SECURITIES CORPORATION

                                   ----------

                          SEVENTY-FOURTH ANNUAL REPORT

                                      2002

================================================================================

                               SIGNS OF THE TIMES

      "There'll be about 3 million more Americans per year for a decade. We'll reach 310 million by 2010, up from about 288 million now. That's over 20 million more people to house, feed, clothe, transport, doctor, entertain, etc., this decade...good news for most businesses.

      "From 2010 to 2030, the gain will be even higher: 3.6 million a year on average. In 30 years, the U.S. population will top 380 million. Even more dramatic, growth from now to 2050 will total about 170 million. That's more people than lived in the entire country 50 years ago.

      "Ours is one of a few advanced nations with a growing population. Germany, Japan, Italy and others will have fewer people. Same for Russia and AIDS-ravaged Africa. Like the U.S., the U.K., France and Canada will see population increases that get a major boost from immigration." (The Kiplinger Letter, December 27,
2002)

                                   ----------

      "America's incarceration rate was roughly constant from 1925 to 1973, with an average of 110 people behind bars for every 100,000 residents. By 2000, however, the rate of incarceration in state and federal prisons had more than quadrupled, to 478. America has overtaken Russia as the world's most aggressive jailer. When local jails are included in the American tally, the United States locks up nearly 700 people per 100,000, compared with 102 for Canada, 132 for England and Wales, 85 for France and a paltry 48 in Japan. Roughly 2m Americans are currently behind bars, with some 4.5m on parole or on probation (the probationers are on suspended sentences). Another 3m Americans are ex-convicts who have served their sentences and are no longer under the control of the justice system." (The Economist, August 10, 2002)

                                   ----------

      "The United States cannot seem to decide whether to post `Do Not Trespass' or `Help Wanted' signs along its southern border. We criminalize entry without a permit, direct the Border Patrol to seal the frontier, then eagerly hire the migrants who are successful in running the gantlet...There are now an estimated eight million illegal immigrants in the United States." (Andres Martinez, The New York Times, October 14, 2002)

                                   ----------

      "Everybody is in on the act. The Financial Accounting Standards Board has, at last count, enshrined generally accepted accounting principles into three volumes comprising some 4,530 pages. Some of the FASB rules run to over 700 pages on how to book a single transaction. It should surprise no one that two skilled accountants, looking at the booking of the same transaction and using their knowledge of the same rules, come out with different results.

      "It happens all the time in legal matters. Learned judges hearing the same testimony and reading the same briefs often render split opinions of 5-4 or 2-1. It is rare that they are castigated by the media or Congress for failing to agree unanimously, but in the accounting profession a difference of opinion is often reported as if a fraud has been committed.

      "Congress, which suddenly has become expert on the nearly 5,000 pages of rules governing private-sector accounting, prevents our own government from using GAAP. The reason for this hypocrisy is clear. If GAAP were used by the federal government, the reported surplus last year of $170 billion would have to be reported as a deficit of $580 billion. Off-balance-sheet financing, a la Enron, is more the rule than the exception in government." (Walter Wriston, The Wall Street Journal, August 5, 2002)


                                     [ 2 ]

                               SIGNS OF THE TIMES

      "The dollar's performance during this cyclical downturn provides evidence that the international financial system is operating on a de facto dollar standard. No asset since gold in the 19th century enjoys such broad acceptance as both a medium of exchange and a store of value as the dollar. ...Almost 50% of all U.S. Treasury bonds are held as reserves by foreign central banks and national governments that are reluctant to sell them for fear of undermining the competitiveness of their own currencies. As long as the U.S. inflation rate remains low, any run on the dollar by individuals is likely to be offset by foreign central banks accumulating dollars to prevent their own currencies from appreciating." (Laura D'Andrea Tyson, BusinessWeek, October 28, 2002)

                                   ----------

      "The Telecom Act of 1996 had encouraged the creation of hundreds of new phone companies, which incorrectly believed that the new legislation would guarantee them access to the copper lines in homes and businesses controlled by the regional Bell operating companies. When they failed to gain access, they were unable to generate adequate cash flow to service their debt. The telecom industry has a $100 billion investment in new fiberoptic systems with a utilization rate of only 2%. As a result of the inability of government to provide a "level playing field," the telecom investment boom of 1996 - 2000 was the greatest misallocation of capital in American history." (David Hale, Barron's, December 30, 2002)

                                   ----------

      "The struggle to understand developments in the economy and financial markets since the mid-1990s has been particularly challenging for monetary policymakers. We were confronted with forces that none of us had personally experienced. Aside from the then recent experience of Japan, only history books and musty archives gave us clues to the appropriate stance for policy. We at the Federal Reserve considered a number of issues related to asset bubbles-that is, surges in prices of assets to unsustainable levels. As events evolved, we recognized that, despite our suspicions, it was very difficult to definitively identify a bubble until after the fact-that is, when its bursting confirmed its existence.

      "Moreover, it was far from obvious that bubbles, even if identified early, could be preempted short of the central bank inducing a substantial contraction in economic activity-the very outcome we would be seeking to avoid.

      "Prolonged periods of expansion promote a greater rational willingness to take risks, a pattern very difficult to avert by a modest tightening of monetary policy. In fact, our experience over the past fifteen years suggests that monetary tightening that deflates stock prices without depressing economic activity has often been associated with subsequent increases in the level of stock prices.

      "For example, stock prices rose following the completion of the more than 300 basis-point rise in the federal funds rate in the twelve months ending in February 1989. And during the year beginning in February 1994, the Federal Reserve raised the federal funds target 300 basis points. Stock prices initially flattened, but as soon as that round of tightening was completed, they resumed their marked upward advance. From mid-1999 through May 2000, the federal funds rate was raised 150 basis points. However, equity price increases were largely undeterred during that period despite what now, in retrospect, was the exhausted tail of a bull market.

      "Such data suggest that nothing short of a sharp increase in short-term rates that engenders a significant economic retrenchment is sufficient to check a nascent bubble. The notion that a well-timed incremental tightening could have been calibrated to prevent the late 1990s bubble is almost surely an illusion." (Alan Greenspan, Jackson Hole, Wyoming, August 30, 2002)


                                     [ 3 ]

                         CENTRAL SECURITIES CORPORATION

       (Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under
             the provisions of the Investment Company Act of 1940.)

                            TEN YEAR HISTORICAL DATA

                                            Per Share of Common Stock
                                     ---------------------------------------
             Total     Convertible    Net       Net                            Net realized    Unrealized
              net      Preference    asset  investment    Divi-    Distribu-    investment    appreciation
Year        assets      Stock(A)     value   income(B)   dends(C)   tions(C)       gain       of investments
----        ------    -----------    -----  ----------   --------  ---------   ------------   ---------------
1992    $165,599,864  $10,019,000   $14.33                                                     $ 70,586,429
1993     218,868,360    9,960,900    17.90    $.14        $.18       $1.42      $16,407,909     111,304,454
1994     226,639,144    9,687,575    17.60     .23         .22        1.39       16,339,601     109,278,788
1995     292,547,559    9,488,350    21.74     .31         .33        1.60       20,112,563     162,016,798
1996     356,685,785    9,102,050    25.64     .27         .28        1.37       18,154,136     214,721,981
1997     434,423,053    9,040,850    29.97     .24         .34        2.08       30,133,125     273,760,444
1998     476,463,575    8,986,125    31.43     .29         .29        1.65       22,908,091     301,750,135
1999     590,655,679           --    35.05     .26         .26        2.34       43,205,449     394,282,360
2000     596,289,086           --    32.94     .32         .32        4.03       65,921,671     363,263,634
2001     539,839,060           --    28.54     .18         .22        1.58*      13,662,612     304,887,640
2002     361,942,568           --    18.72     .14         .14        1.11       22,869,274     119,501,484

----------
A-    At liquidation preference.

B- Excluding gains or losses realized on sale of investments and the dividend requirement on the Convertible Preference Stock which was redeemed August 1, 1999.

C- Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes. Dividends are from undistributed net investment income. Distributions are from long-term investment gains.

*     Includes a non-taxable return of capital of $.55.

      The Common Stock is listed on the American Stock Exchange. On December 31, 2002 the market quotations were as follows:

      Common Stock ..............................  $16.35 high, $16.20 low and
                                                   $16.28 last sale


                                     [ 4 ]

To the Stockholders of
      CENTRAL SECURITIES CORPORATION:

      Financial   statements  for  the  year  2002,  as  reported  upon  by  our independent auditors, and other pertinent information are submitted herewith.

      Comparative net assets are as follows:

                                                   December 31,    December 31,
                                                       2002            2001
                                                       ----            ----
Net assets ...................................     $361,942,568    $539,839,060

Net assets per share of Common Stock .........            18.72           28.54

  Shares of Common Stock outstanding .........       19,337,284      18,914,599

      Comparative operating results are as follows:

                                                    Year 2002       Year 2001
                                                    ---------       ---------

Net investment income ........................     $  2,592,249    $  3,335,304

  Per share of Common Stock ..................              .14*            .18*

Net realized gain on sale of
  investments ................................       22,869,274      13,662,612

Decrease in net unrealized appreciation
  of investments .............................     (185,386,156)    (58,375,994)

Decrease in net assets resulting
  from operations ............................     (159,924,633)    (41,378,078)

----------
*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the year.

      The Corporation made two distributions to holders of Common Stock in 2002, a cash dividend of $.10 per share paid on June 21 and an optional distribution of $1.15 per share in cash, or one share of Common Stock for each 14 shares held, paid on December 26. The Corporation has been advised that of the $1.25 paid in 2002, $.14 represents ordinary income and $1.11 represents long-term capital gains. For Federal income tax purposes, separate notices have been mailed to stockholders. With respect to state and local taxes, the status of distributions may vary. Stockholders should consult with their tax advisors on this matter.

      In the optional distribution paid in December, the holders of 57% of the outstanding shares of Common Stock elected to receive stock, and 752,785 Common shares were issued.

      During 2002 the Corporation repurchased 330,100 shares of its Common Stock on the American Stock Exchange at an average price per share of $20.68. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the American Stock Exchange or in transactions directly with stockholders.


                                     [ 5 ]

      Central's investment results are shown below together with those of the leading market indexes:

To December                       Central's        Dow Jones      Standard &
 31, 2002                       Market Return     Industrials     Poor's 500
-----------                     -------------     -----------     ----------
Quarter ......................        4.8%           10.5%            8.4%
Year .........................      -31.2%          -15.0%          -22.1%
Ten Years (annualized) .......       13.4%           12.1%            9.3%

      The economic recovery which began in the fourth quarter of 2001 continued in 2002, sustained by consumer spending. Government tax cuts and the refinancing of home equity loans at low interest rates stimulated personal consumption. Stock market returns, on the other hand, were dismal. In recent years, stock markets have suffered one of their biggest falls in history. Last year Central experienced its most severe decline since the recession of the mid-1970's, over twenty-five years ago. Our results were adversely affected in large part by price declines in a number of our major investments in information technology and financial companies, including Flextronics, Intel, Convergys, Analog Devices, Capital One, Household International and Bank of New York.

      The divergence between the overall economy and the stock market is related to the nature of the recession in 2001. It was not a typical consumer led recession. It was led by a slump in business investment which has not yet begun a sustained recovery, especially with respect to information technology. The average technology mutual fund declined by over 40% last year. While not pleasant, the price declines of 2002 are unfortunately part of long-term investing in technology companies. As opposed to the larger and more stable consumer segment, the capital spending area of the economy is subject to periodic  bouts  of  over-expansion  and  over-valuation  in the  stock  market, followed by under-valuation in many cases. With respect to technology investments, the current condition will ultimately reverse itself as innovation offers new opportunities for productivity gains. The timing and magnitude of a lasting upturn, however, are not predictable.

      Central's investment portfolio turnover was just under 20%, somewhat more than has been the case in recent years but less than that of the average mutual fund. At year end, 32% of our holdings were classified as information technology investments compared with 39% at the end of 2001. The financial sector accounted for 25%, the same as last year. The comparable percentages for the Standard and Poor's 500 Index were 15% in information technology and 21% in financial companies. Central had 39 holdings at year end, up from 31 at the start of the year. The ten largest, shown on page eight, constituted 51% of assets. Short-term commercial paper amounted to 13.6% of assets. This percentage has been higher in the past two years than Central's norm, reflecting our caution in the face of high equity prices. It is not an indication that we are changing our policy of remaining generally fully invested.

      We reduced the carrying value of our largest investment, Plymouth Rock, at year end by 13% to reflect the price at which the company has the opportunity to repurchase a substantial block of its own stock. We have been pleased with the improved operating performance at Plymouth Rock and believe that it is well positioned to take advantage of opportunities in its major markets.


                                     [ 6 ]

      Our investment approach continues to be based on the long-term view. We look for companies with good economic fundamentals and the capacity for growth. We are sensitive to valuation. It is important to be able to make investments at a reasonable if not a bargain price. We attempt to estimate the probable value of a company over a period of three to five years into the future. We think that many, if not most, investors have a shorter time horizon and that our ability to take a long-term view has been a great advantage to Central. Our best results have come from holding investments in companies that grow significantly over a number of years, not from active trading for short-term gains. Finally, we are especially interested in the integrity of management and the alignment of its interests with those of stockholders.

      Our practice has been to keep about one half our assets in a small number of investments, with the remainder in a general market portfolio. We believe that the risk associated with this approach can be reduced through intimate knowledge of the companies in which we invest. Ideally we want to hold for extended periods of time investments in companies with high returns on capital, high margins and sustained growth. We recognize, however, that the period of significant growth for a particular company will not last indefinitely and that over time the composition of our assets will change as long-term investments are reduced or sold and the proceeds redeployed.

      It is our goal to provide shareholders with investment management that will be judged as excellent over the long term. We are confident that under reasonably favorable economic conditions our investment approach will continue to provide satisfactory results.

      Shareholder inquiries are welcome.

                                                 CENTRAL SECURITIES CORPORATION
                                                    WILMOT H. KIDD, President
375 Park Avenue
New York, NY 10152
January 29, 2003


                                     [ 7 ]

                            TEN LARGEST INVESTMENTS

                                          December 31, 2002     % of      Year
                                          -----------------      Net     First
                                           Cost       Value    Assets   Acquired
                                          ------------------   ------   --------
                                              (millions)
The Plymouth Rock Company, Inc. .......   $ 2.2       $42.0     11.6%     1982
American Management Systems, Inc. .....    22.2        19.4      5.4      1984
Murphy Oil Corporation ................     5.3        18.0      5.0      1974
Intel Corporation .....................     0.5        17.4      4.8      1986
Brady Corporation Class A .............     2.4        17.3      4.8      1984
Capital One Financial Corporation .....     2.5        14.9      4.1      1994
The Bank of New York Company, Inc. ....     4.4        14.4      4.0      1993
Analog Devices, Inc. ..................     0.7        14.3      4.0      1987
SunGard Data Systems, Inc. ............     6.7        13.9      3.8      1999
Convergys Corporation .................    16.7        13.3      3.7      1998

                           PRINCIPAL PORTFOLIO CHANGES

                         October 1 to December 31, 2002
                    (Common Stock unless specified otherwise)

                                                    Number of Shares
                                         ---------------------------------------
                                                                     Held
                                         Purchased     Sold    December 31, 2002
                                         ---------     ----    -----------------
Accenture Ltd. ........................    10,000                    280,000
American Management Systems, Inc. .....   120,000                  1,620,000
ArvinMeritor, Inc. ....................   220,000                    520,000
AT&T Wireless Services, Inc. ..........               130,000        200,000
The Bank of New York Company, Inc. ....    20,000                    600,000
Brady Corporation Class A .............                40,400        520,000
Broadwing Inc. ........................               100,000      1,000,000
Capital One Financial Corporation .....                10,000        500,000
Convergys Corporation .................   100,000                    880,000
Duke Energy Corporation ...............   100,000                    100,000
EnCana Corporation ....................   160,000                    160,000
Household International, Inc. .........               200,000        200,000
Murphy Oil Corporation ................   210,000(a)   30,000        420,000
Schering-Plough Corporation ...........   160,000                    160,000
Solectron Corporation .................   100,000                    800,000
The TriZetto Group, Inc. ..............   165,300                    430,000
Unisys Corporation ....................                50,000      1,150,000

----------
(a) Stock Split


                                     [ 8 ]

                      STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2002

ASSETS:
  Investments:
    General portfolio securities
      at market value (cost $189,652,547)
      (Note 1) .................................  $268,001,108
    Securities of affiliated companies
      (cost $3,462,486) (Notes 1, 5 and 6) .....    44,615,409
    Short-term investments (cost $49,181,437) ..    49,181,437     $361,797,954
                                                  ------------
  Cash, receivables and other assets:
    Cash .......................................        63,920
    Dividends receivable .......................       233,200
    Office equipment, net ......................        30,936
    Other assets ...............................        39,050          367,106
                                                  ------------     ------------
      Total Assets .............................   362,165,060
LIABILITIES:
    Accrued expenses and reserves ..............       222,492
                                                  ------------
      Total Liabilities ........................                        222,492
                                                                   ------------
NET ASSETS .....................................                   $361,942,568
                                                                   ============
NET ASSETS are represented by:
    Common Stock $1 par value: authorized
      30,000,000 shares; issued
      19,347,284 (Note 2) ......................                   $ 19,347,284
    Surplus:
      Paid-in ..................................  $221,065,405
      Undistributed net gain on
        sale of investments ....................     2,174,359
      Undistributed net investment
        income .................................        24,386      223,264,150
                                                  ------------
    Net unrealized appreciation of
      investments ..............................                    119,501,484
    Treasury stock, at cost (10,000 shares
      of Common Stock) (Note 2) ................                       (170,350)
                                                                   ------------
NET ASSETS .....................................                   $361,942,568
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
    (19,337,284 shares outstanding) ............                         $18.72
                                                                         ======

                 See accompanying notes to financial statements.


                                     [ 9 ]

                             STATEMENT OF OPERATIONS

                      For the year ended December 31, 2002

INVESTMENT INCOME
Income:
  Dividends ....................................  $  3,623,342
  Interest .....................................     1,234,312      $ 4,857,654
                                                  ------------

Expenses:
  Administration and operations ................       654,429
  Investment research ..........................       617,251
  Rent and utilities ...........................       174,561
  Employees' retirement plans ..................       124,602
  Franchise and miscellaneous taxes ............       114,264
  Directors' fees ..............................        97,500
  Listing, software and sundry fees ............        85,553
  Legal, auditing and tax fees .................        78,040
  Insurance ....................................        76,628
  Stationery, supplies, printing and postage ...        50,098
  Transfer agent and registrar fees and
    expenses ...................................        35,571
  Travel and telephone .........................        27,317
  Custodian fees ...............................        26,387
  Publications and miscellaneous ...............       103,204        2,265,405
                                                   -----------    -------------
Net investment income ..........................                      2,592,249

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment
  transactions .................................    22,869,274
Net decrease in unrealized
  appreciation of investments ..................  (185,386,156)
                                                  ------------
  Net loss on investments ......................                   (162,516,882)
                                                                  -------------

NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ....................                  ($159,924,633)
                                                                  =============

                 See accompanying notes to financial statements.


                                     [ 10 ]

                       STATEMENTS OF CHANGES IN NET ASSETS

                 For the years ended December 31, 2002 and 2001

                                                      2002             2001
                                                      ----             ----
FROM OPERATIONS:
  Net investment income ......................    $  2,592,249     $  3,335,304
  Net realized gain on investments ...........      22,869,274       13,662,612
  Net decrease in unrealized
    appreciation of investments ..............    (185,386,156)     (58,375,994)
                                                  ------------     ------------
    Decrease in net assets
      resulting from operations ..............    (159,924,633)     (41,378,078)
                                                  ------------     ------------

DIVIDENDS TO STOCKHOLDERS FROM:
  Net investment income ......................      (2,571,208)      (3,956,197)
  Net realized gain from
    investment transactions ..................     (20,694,915)     (18,650,364)
  Return of capital ..........................              --       (9,911,422)
                                                  ------------     ------------
    Decrease in net assets
      from distributions .....................     (23,266,123)     (32,517,983)
                                                  ------------     ------------

FROM CAPITAL SHARE
  TRANSACTIONS: (Note 2)
  Distribution to stockholders
    reinvested in Common Stock ...............      12,119,838       18,466,903
  Cost of shares of Common Stock
    repurchased ..............................      (6,825,574)      (1,020,868)
                                                  ------------     ------------
    Increase in net assets from
      capital share transactions .............       5,294,264       17,446,035
                                                  ------------     ------------
      Total decrease in net assets ...........    (177,896,492)     (56,450,026)
NET ASSETS:
  Beginning of year ..........................     539,839,060      596,289,086
                                                  ------------     ------------
  End of year (including undistributed
    net investment income of $24,386
    and $0, respectively) ....................    $361,942,568     $539,839,060
                                                  ============     ============


                 See accompanying notes to financial statements.


                                     [ 11 ]

                            STATEMENT OF INVESTMENTS

                                December 31, 2002

                           PORTFOLIO SECURITIES 86.4%
                   STOCKS (COMMON UNLESS SPECIFIED OTHERWISE)

  Prin. Amt.
  or Shares                                                             Value
  ----------                                                            -----
               Banking and Finance 10.3%
    600,000      The Bank of New York Company, Inc. ..............   $14,376,000
    500,000      Capital One Financial Corporation ...............    14,860,000
    100,000      FleetBoston Financial Corporation ...............     2,430,000
    200,000      Household International, Inc. ...................     5,562,000
                                                                     -----------
                                                                      37,228,000
                                                                     -----------

                Business Services 1.1%
    100,000      Concord EFS, Inc.(a) ............................     1,574,000
    240,000      ProBusiness Services, Inc.(a) ...................     2,400,000
                                                                     -----------
                                                                       3,974,000
                                                                     -----------

               Chemicals 4.2%
  1,372,400      PolyOne Corporation .............................     5,379,808
    300,000      Rohm and Haas Company ...........................     9,744,000
                                                                     -----------
                                                                      15,123,808
                                                                     -----------

               Computer Software & Services 18.8%
    280,000      Accenture Ltd.(a) ...............................     5,037,200
  1,620,000      American Management Systems, Inc.(a) ............    19,423,800
    880,000      Convergys Corporation(a) ........................    13,332,000
    200,000      Peerless Systems Corporation(a) .................       278,000
    590,000      SunGard Data Systems Inc.(a) ....................    13,900,400
    430,000      The TriZetto Group, Inc.(a) .....................     2,640,200
  1,150,000      Unisys Corporation(a) ...........................    11,385,000
    500,000      Wind River Systems, Inc.(a) .....................     2,050,000
                                                                     -----------
                                                                      68,046,600
                                                                     -----------

               Electronics 13.4%
    600,000      Analog Devices, Inc.(a) .........................    14,322,000
  1,350,000      Flextronics International Ltd.(a) ...............    11,056,500
  1,120,000      Intel Corporation ...............................    17,438,400
    330,000      Motorola, Inc. ..................................     2,854,500
    800,000      Solectron Corporation(a) ........................     2,840,000
                                                                     -----------
                                                                      48,511,400
                                                                     -----------

               Energy 9.6%
    100,000      Duke Energy Corporation .........................     1,954,000
    160,000      EnCana Corporation ..............................     4,976,000
    220,000      Kerr-McGee Corporation ..........................     9,746,000
    420,000      Murphy Oil Corporation ..........................    17,997,000
                                                                     -----------
                                                                      34,673,000
                                                                     -----------


                                     [ 12 ]

  Prin. Amt.
  or Shares                                                             Value
  ----------                                                            -----

               Health Care 5.0%
    420,000      Impath Inc.(a) ..................................   $ 8,282,400
    100,000      Merck & Co. Inc. ................................     5,661,000
    160,000      Schering-Plough Corporation .....................     3,552,000
    150,000      Vical Inc.(a) ...................................       520,500
                                                                     -----------
                                                                      18,015,900
                                                                     -----------

               Insurance 14.8%
    200,000      Arch Capital Group Ltd.(a) ......................     6,234,000
     50,000      Everest Re Group Ltd. ...........................     2,765,000
     50,000      PartnerRe Ltd. ..................................     2,591,000
     70,000      The Plymouth Rock Company, Inc.
                 Class A(b)(c) ...................................    42,000,000
                                                                     -----------
                                                                      53,590,000
                                                                     -----------

               Manufacturing 7.2%
    520,000      ArvinMeritor, Inc. ..............................     8,668,400
    520,000      Brady Corporation Class A .......................    17,342,000
                                                                     -----------
                                                                      26,010,400
                                                                     -----------

               Telecommunications 1.3%
    200,000      AT&T Wireless Services, Inc.(a) .................     1,130,000
  1,000,000      Broadwing Inc.(a) ...............................     3,520,000
                                                                     -----------
                                                                       4,650,000
                                                                     -----------

               Transportation 0.7%
    533,757      Transport Corporation of America, Inc.
                 Class B(a)(b) ...................................     2,615,409
                                                                     -----------

               Miscellaneous 0.0%
                 Grumman Hill Investments, L.P.(a)(c) ............       178,000
                                                                     -----------

                 Total Portfolio Securities
                   (cost $193,115,033) ...........................   312,616,517
                                                                     -----------


                                     [ 13 ]

                          SHORT-TERM INVESTMENTS 13.6%

  Prin. Amt.
  or Shares                                                             Value
  ----------                                                            -----

               Commercial Paper 13.6%
$ 2,645,000      American Express Credit Corp. 1.0089%-1.1502%
                   due 1/3/03 ....................................  $  2,644,846
 37,812,000      General Electric Capital Corp.
                   1.1411%-1.1913% due 1/3/03-1/29/03 ............    37,789,568
  8,750,000      Sears Roebuck Discount Corp.
                   1.7770% due 1/8/03 ............................     8,747,023
                                                                    ------------
                                                                      49,181,437
                                                                    ------------
                   Total Short-Term Investments
                     (cost $49,181,437) ..........................    49,181,437
                                                                    ------------

                   Total Investments
                     (cost $242,296,470)(100.0%) .................   361,797,954
                   Cash, receivables and other assets
                     less liabilities (0.0%) .....................       144,614
                                                                    -----------
                   Net Assets (100%) .............................  $361,942,568
                                                                    ============

----------
(a)   Non-dividend paying.

(b)   Affiliate as defined in the Investment Company Act of 1940.

(c)   Valued at estimated fair value.

                 See accompanying notes to financial statements.


                                     [ 14 ]

                          NOTES TO FINANCIAL STATEMENTS

      1. Significant Accounting Policies--The Corporation is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      Security  Valuation--Securities  are  valued at the last sale price or, if unavailable, at the closing bid price. Corporate discount notes are valued at amortized cost, which approximates market value. Securities for which no ready market exists, including The Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors.

      Federal  Income  Taxes--It  is  the  Corporation's   policy  to  meet  the
            requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

      Use of Estimates--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

      Other--Security  transactions are accounted for on the date the securities are purchased or sold, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

      2. Common Stock--The Corporation repurchased 330,100 shares of its Common Stock in 2002 at an average price of $20.68 per share representing an average discount from net asset value of 12.77%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock, available for optional stock distributions, or may be retired.

      The Corporation made two distributions to holders of Common Stock in 2002, a cash dividend of $.10 per share paid on June 21 and an optional distribution of $1.15 per share in cash, or one share of Common Stock for each 14 shares held, paid on December 26. In the optional distribution, 583,796 shares of Common Stock held as treasury shares by the Corporation were distributed, and 168,989 Common shares were issued.

      3. Investment Transactions--The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2002, excluding short-term investments, were $80,589,140 and $79,623,294, respectively. Purchases and sales of U.S. Government securities aggregated $21,845,171 and $21,940,774, respectively.


                                     [ 15 ]

      As of December 31, 2002, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $154,341,912 and $34,840,428, respectively.

      4. Operating Expenses--The aggregate remuneration paid during the year ended December 31, 2002 to officers and directors amounted to $1,196,500, of which $97,500 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years. The amount contributed for the year ended December 31, 2002 was $109,752.

      5. Affiliates--The Plymouth Rock Company, Inc., and Transport Corporation of America, Inc. are affiliates as defined in the Investment Company Act of 1940. The Corporation received dividends of $328,300 from affiliates during the year ended December 31, 2002. Unrealized appreciation related to affiliates decreased by $2,280,255 for the year 2002 to $41,152,923.

      6. Restricted Securities--The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 2002 such investments had an aggregate value of $42,178,000, which was equal to 11.7% of the Corporation's net assets. Investments in restricted securities at December 31, 2002, including acquisition dates and cost, were:

              Company               Shares          Security        Date Purchased     Cost
-------------------------------     ------     -------------------  --------------  ----------
Grumman Hill Investments, L.P.                 Limited Partnership      9/11/85     $   21,647
                                                    Interest
The Plymouth Rock Company, Inc.     70,000       Class A Common        12/15/82      1,500,000
                                                      Stock             6/9/84         699,986

      The Corporation does not have the right to demand registration of the restricted securities. Unrealized appreciation related to restricted securities decreased by $2,197,419 for the year ended December, 31, 2002 to $39,956,367.


                                     [ 16 ]

                              FINANCIAL HIGHLIGHTS

                                                  2002       2001       2000       1999       1998
                                                  ----       ----       ----       ----       ----
Per Share Operating Performance:
Net asset value, beginning of year             $  28.54   $  32.94   $  35.05   $  31.43   $  29.97
Net investment income*                              .14        .18        .32        .30        .34
Net realized and unrealized gain (loss)
  on securities                                   (8.71)     (2.78)      1.92       5.96       3.11
                                               --------   --------   --------   --------   --------
      Total from investment operations            (8.57)     (2.60)      2.24       6.26       3.45
Less:
Dividends from net investment income**
    To Preference Stockholders                       --         --         --        .04        .05
    To Common Stockholders                          .14        .22        .32        .26        .29
Distributions from capital gains**
    To Common Stockholders                         1.11       1.03       4.03       2.34       1.65
Return of capital**
    To Common Stockholders                           --        .55         --         --         --
                                               --------   --------   --------   --------   --------
      Total distributions                          1.25       1.80       4.35       2.64       1.99
                                               --------   --------   --------   --------   --------
Net asset value, end of year                   $  18.72   $  28.54   $  32.94   $  35.05   $  31.43
                                               ========   ========   ========   ========   ========
Per share market value, end of year            $  16.28   $  25.31   $  28.25   $  27.25   $  24.38
Total return based on market(%)                  (31.23)     (2.42)     17.75      22.96     (11.57)
Total return based on NAV(%)                     (29.43)     (6.54)      7.02      31.79      13.75
Ratios/Supplemental Data:
Net assets, end of year(000)                   $361,943   $539,839   $596,289   $590,656   $476,464
Ratio of expenses to average net assets
  for Common(%)                                     .50        .45        .38        .45        .51
Ratio of net investment income to average
  net assets for Common(%)                          .57        .60        .83        .89       1.09
Portfolio turnover rate(%)                        19.50      10.32      13.54      12.06       6.21

----------
 *    Per-share   data  are  based  on  the  average  number  of  Common  Shares outstanding during the year.

** Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.

                 See accompanying notes to financial statements.


                                     [ 17 ]

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
  CENTRAL SECURITIES CORPORATION

      We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

      The information set forth for each of the years in the ten-year and two-year periods ended December 31, 2002 appearing in the tables on pages 4 and 5, in our opinion, is fairly stated in all material respects in relation to the financial statements from which it has been derived.

                                                        KPMG LLP

New York, NY
January 29, 2003

--------------------------------------------------------------------------------


                                     [ 18 ]

                         BOARD OF DIRECTORS AND OFFICERS

                                      Principal Occupations (last five years)
Independent Directors          Age    and Position with the Corporation (if any)
---------------------          ---    ------------------------------------------

DONALD G. CALDER               65     President, G.L. Ohrstrom & Co. Inc.
  Director since 1982                 (private investment firm); Director of
                                      Brown-Forman Corporation, Carlisle
                                      Companies Incorporated and Roper
                                      Industries, Inc. (manufacturing
                                      companies)

JAY R. INGLIS                  68     Executive Vice President, National Marine
  Director since 1973                 Underwriters (insurance management
                                      company) since 2001; Executive Vice
                                      President, Holt Corporation (insurance
                                      holding company) prior thereto

DUDLEY D. JOHNSON              63     President, Young & Franklin Inc. (private
  Director since 1984                 manufacturing company)

C. CARTER WALKER, JR.          68     Private investor
  Director since 1974

Interested Director
-------------------

WILMOT H. KIDD                 61     Investment and research--President,
  Director since 1972                 Central Securities Corporation

                                      ---------------------

CHARLES N. EDGERTON            58     Vice President and Treasurer,
                                      Central Securities Corporation

MARLENE A. KRUMHOLZ            39     Secretary, Central Securities Corporation
                                      since 2001; Senior Manager,
                                      PricewaterhouseCoopers LLP prior thereto

The address of each Director and Officer is c/o Central Securities Corporation, 375 Park Avenue, New York, New York 10152.


                                     [ 19 ]

                               BOARD OF DIRECTORS

                                Donald G. Calder
                                  Jay R. Inglis
                                Dudley D. Johnson
                                 Wilmot H. Kidd
                              C. Carter Walker, Jr.

                                    OFFICERS

                            Wilmot H. Kidd, President
                Charles N. Edgerton, Vice President and Treasurer
                         Marlene A. Krumholz, Secretary

                                     OFFICE

                                 375 Park Avenue
                               New York, NY 10152
                                  212-688-3011
                            www.centralsecurities.com

                CUSTODIAN

                UMB Bank, N.A.
                  P.O. Box 419226, Kansas City, MO 64141-6226

                TRANSFER AGENT AND REGISTRAR

                  EquiServe Trust Company
                    P.O. Box 43069, Providence, RI 02940-3069
                    781-575-2724
                    www.equiserve.com

                INDEPENDENT AUDITORS

                  KPMG LLP
                    757 Third Avenue, New York, NY 10017



                                     [ 20 ]